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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

    Large Capitalization Growth Investments ("Large Cap Growth Portfolio")

            Municipal Bond Investments ("Municipal Bond Portfolio")

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

Supplement dated January 15, 2002 to the Prospectus dated December 28, 2001

On December 6, 2001 the Trust's Board of Trustees approved the following:

 .   The hiring of Alliance Capital Management L.P. ("Alliance") as an
    additional investment advisor to the Large Cap Growth Portfolio. The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Alliance as an additional advisor to further its goal of increased active management. Alliance attempts to find large, well-managed companies with above-average earnings growth and reasonable stock prices. It relies on internal fundamental company and industry research and consistently adheres to its investment process. The hiring of Alliance has resulted in the entering into of an investment advisory agreement dated December 21, 2001 and effective January 14, 2002 between SBFM and Alliance. Under the terms of the agreement, Alliance will be receiving a fee of 0.40% on the first $100 million and 0.25% on assets in excess of $100 million, that is computed daily and paid monthly based on the value of the average net assets of the Large Cap Growth Portfolio allocated to Alliance. Alliance is located in New York, New York and was founded in 1971 and as of December 31, 2001 managed approximately $458 billion in assets. With the hiring of Alliance, the assets of the Large Cap Growth Portfolio will be allocated as follows: 0%-10% to Barclays Global Fund Advisors; 20%-30% to Alliance; 25%-35% to TCW Investment Management Company and 25%-35% to Turner Investment Partners, Inc.

   Shareholders of the Large Cap Growth Portfolio will soon receive an information statement regarding this change.

The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on page 36 "Principal investment strategies." Defined terms have the same meaning as set forth in the Prospectus.

The Portfolio invests at least 80% of its net assets in tax exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's obligations generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

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